Supplement dated June 23, 2010 to the MultiOption(r) Advisor Variable Annuity Product Prospectus dated April 30, 2010.

Effective August 1, 2010, Minnesota Life Insurance Company will no longer waive the $250,000 limit on purchase payments allocated to the General Account or Guaranteed Term Account. This means that without our prior consent you may not allocate purchase payments to the General Account or Guaranteed Term Account if the allocation would cause the aggregate value of those accounts to exceed $250,000.

Please retain this supplement for future reference.
F72936 6-2010